UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 19, 2008
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On August 19, 2008, the Company will participate in the Howe Barnes Hoefer & Arnette 13th Annual Community Bank Conference in Chicago, IL. Attached as Exhibit 99.1 is a copy of the presentation for this conference.
Note: the information in this report provided in item 7.01 (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:
Exhibit 99.1 Howe Barnes Hoefer & Arnette Conference Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: August 19, 2008	By:	/s/ JoAnn Sannasardo Lilek
JoAnn Sannasardo Lilek
Executive Vice President and Chief Financial Officer